UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

PhaseRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37772	20-4690620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Harrison Street, Suite 300 Seattle, Washington	98119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 805-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On August 10, 2017, PhaseRx, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended June 30, 2017. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 8, 2017, the Company received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until February 5, 2018, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). The letter further provided that if, at any time during the 180-day period, the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation that it has achieved compliance with the minimum bid price requirement. If the Company does not regain compliance by February 5, 2018, an additional 180 days may be granted to regain compliance if the Company (i) meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market (except for the bid price requirement) and (ii) provides written notice of its intention to cure the deficiency during the second 180-day compliance period.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated August 10, 2017*

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseRx, Inc.

Date: August 10, 2017	By:	/s/ Robert W. Overell
Robert W. Overell, Ph.D.
Chief Executive Officer